UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 23, 2019, the Compensation Committee of the Board of Directors of Ruth’s Hospitality Group, Inc. (the “Company”) approved compensation changes for Cheryl J. Henry, President & Chief Executive Officer, effective August 1, 2019.   Ms. Henry’s base salary was increased to $750,000 from $650,000 and her bonus target was increased to 130% of annual base salary from 100%. Ms. Henry’s target annual equity grants under the Company’s long-term incentive program will remain unchanged. In setting the appropriate level of compensation for Ms. Henry, the Compensation Committee worked with their external executive compensation advisor (Willis Towers Watson) to perform a comprehensive market compensation analysis of the  President & CEO role.

In addition, the Committee approved changes to the compensation for non-employee directors.  The annual fee for service on the Board was increased from $55,000 to $65,000; the annual fee for service on the Audit Committee was increased from $7,500 to $9,000; the annual fee for service on the Compensation Committee was increased from $4,500 to $7,500; and the annual fee for service on the Nominating & Corporate Governance Committee was increased from $3,500 to $5,000.  In addition, the annual fee for service as the Board’s lead independent director was increased from $15,000 to $25,000.  No changes were made to the annual fees for service as a committee chair or to the annual restricted stock grant to non-employee directors.  Directors who are also employees receive no compensation for serving as directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: July 26, 2019	By:	/s/ Alice G. Givens
Alice G. Givens
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary